UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐           Preliminary Proxy Statement
☐           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Cigna Corporation
____________________________
(Exact Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box)
☒           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.1

(1)   Title of each class of securities to which transaction applies:
________________________________________________________________________________
(2)   Aggregate number of securities to which transaction applies:
________________________________________________________________________________
(3)   Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
(4)   Proposed maximum aggregate value of transaction:
________________________________________________________________________________
(5)   Total fee paid:
________________________________________________________________________________

☐           Fee paid previously with preliminary materials.
☐           Check box if any part of the fee is offset as provided by Exchange Act Tule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid
________________________________________________________________________________
(2)   Form, Schedule or Registration Statement No.:
________________________________________________________________________________
(3)   Filing Party:
________________________________________________________________________________
(4)   Date Filed:
________________________________________________________________________________

Dear Cigna Employee:

We are pleased to provide you with electronic delivery of voting instructions for the 2012 Annual Meeting of Shareholders of Cigna Corporation.  These instructions apply to any vested or restricted shares of Cigna stock that you own and that are held in your employee stock account at BNY Mellon and to the pass through voting rights you have because of your investment in the Cigna Stock Fund of the Cigna or Cigna Health Management 401(k) plans.

To access Cigna’s 2012 Proxy Statement and 2011 Annual Report, and to provide voting instructions, click here.

If you cannot access the link, please email Cigna Shareholder Services at ShareholderServices@cigna.com to receive your proxy voting package by mail.

You may also access the 2012 Proxy Statement and the 2011 Annual Report on Cigna's website at www.cigna.com/aboutus/investor-relations.

Cigna encourages you to exercise your right to vote.  Your vote is important, even if you do not own many shares, or have only a small amount invested in the Cigna Stock Fund.

Thank you.

Cigna Corporation
900 Cottage Grove Road
Bloomfield, CT 06002

March 16, 2012

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of shareholders will be held on Wednesday, April 25, 2012 at the Bushnell Performing Arts Center, Autorino Great Hall Theater, 166 Capitol Avenue, Hartford, Connecticut 06106.

At the meeting, we will ask the shareholders to:

1. Elect the four director nominees named in the proxy statement for terms expiring in April 2015 (Item 1 on the proxy card);

2. Advisory approval of Cigna’s executive compensation (Item 2 on the proxy card);

3. Ratify the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for 2012 (Item 3 on the proxy card);

4. Approve Cigna's Amended and Restated Executive Incentive Plan (Item 4 on the proxy card);

5. Consider a Company proposal to amend Cigna's By-Laws to provide for the declassification of the Board of Directors (Item 5 on the proxy card); and

6. Consider any other business properly brought before the meeting.

Each of these proposals is described in the proxy statement.  The Board of Directors recommends that you vote in favor of Items 1, 2, 3, and 4 and makes no recommendation with respect to Item 5.  Cigna's 2012 Proxy Statement and 2011 Annual Report to Shareholders are available at the bottom of this notice, or you may access them on Cigna's website at www.cigna.com/aboutus/investor-relations.  You may also contact BNY Mellon by phone at 1.888.313.0164 (outside the U.S. and Canada, call 201.680.6688), or by email at shrrelations@bnymellon.com for a paper copy of the proxy materials, referencing your 11-digit control number below.

Cigna shareholders of record at the close of business on Monday, February 27, 2012 are entitled to receive this notice of the meeting and to vote at the meeting and any postponement or adjournment thereof.

Participants in the Cigna 401(k) Plan or the Cigna Health Management 401(k) Plan who have invested some or all of their account balances in the Cigna Stock Fund as of the close of business on Monday, February 27, 2012, are entitled to the same notice that shareholders receive and are entitled to provide direction on how they want their proportionate interest in the shares held by the Cigna Stock Fund voted by the Plans’ trustee (which is the actual shareholder of record for shares owned by the Plans).

Your vote or instructions are important, even if you do not own many shares or have much money invested in the Cigna Stock Fund.  To use the Internet to vote your shares or issue voting instructions, click on the following link: http://www.proxyvoting.com/ci and use the unique control number below.

Your control number is:

We encourage you to exercise your right to vote.

David M. Cordani	Isaiah Harris, Jr.
President and Chief Executive Officer	Chairman of the Board

By order of the Board of Directors,

Lindsay Blackwood
Corporate Secretary